Exhibit 10.6

3039 E CORNWALLIS RD
RESEARCH TRIANGLE PARK NC 27709-2195
March 12, 2013

Brocade Communications Systems, Inc.
130 Holger Way
San Jose, CA 95134-1376

Subject: Amendment #22 to Statement of Work #4903RL1112 (“SOW #3” or “SOW”) dated March 12, 2013

This Amendment #22 (“Amendment”) to Statement of Work # 4903RL1112 (“SOW”) adopts and incorporates by reference the terms and conditions of Goods Agreement # 4999RO0015 (“Agreement”) by and between Brocade Communications Systems, Inc. (“Brocade”) and International Business Machines Corporation (“IBM”). The parties agree to amend the SOW as follows. All other terms and conditions in the Base Agreement and SOW shall remain in full force and effect.

1. Replace section 11.0 Disaster Recovery Plan of the SOW in its entirety with the following:

11.0    Business Continuity
Supplier agrees to have and maintain a business continuity plan and business continuity testing procedures, which include but are not limited to the areas of disaster recovery planning and pandemic planning. Supplier agrees to review, update, and test the business continuity plan on a regular basis and, upon Buyer's request, Supplier will provide a summary of the business continuity plan. Buyer may, from time to time, provide feedback regarding the plan and requests that Supplier take Buyer's comments into consideration when updating the plan. However, Supplier remains solely responsible for the performance of its responsibilities under the Agreement and the adequacy of the business continuity plan regardless of whether Buyer has reviewed or commented on the plan.

2. Replace “Attachment #1, Product Unique Attachment 10” for “Brocade 16Gb Fibre Channel Switch Module” in its entirety with the attached “Attachment #1, Product Unique Attachment 10”.

3. Replace “Attachment 6, Product Part Numbers and Pricing” in its entirety with the attached “Attachment 6, Product Part Numbers and Pricing”.

The parties acknowledge that they have read this Amendment, understand it, and agree to be bound by its terms and conditions. Further, they agree that this Amendment and the subject Agreement are the complete and exclusive statement of the agreement between the parties, superseding all proposals or other prior agreements, oral or written, and all other communications between the parties relating to this subject.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 1 of 6
Amendment 22	IBM Brocade Confidential

Except as specifically provided for in the foregoing provisions of this Amendment, the SOW shall continue in full force and effect. All capitalized terms defined in the Agreement which are used in this Amendment without further definition shall have the meanings ascribed to them in the Agreement.

Please have your authorized representative indicate acceptance thereof by signing the Amendment and returning one copy to the attention of [**]. This amendment will be effective when signed by both parties.

ACCEPTED AND AGREED TO:		ACCEPTED AND AGREED TO:
International Business Machines Corporation		Brocade Communications Systems, Inc.
By: [**]	3/20/2013	By: [**]	3/15/2013
IBM Signature	Date	Brocade Signature	Date
[**]		[**]
Printed Name		Printed Name
[**]		[**]
Title & Organization		Title & Organization

Address: 3039 Cornwallis Rd RTP, NC 27709 USA		Address: 130 Holger Way San Jose, CA 95134-1376 USA

ACCEPTED AND AGREED TO:
Brocade Communications Switzerland, SarL
By: [**]	3/18/2013
Authorized Signature Date
[**]
Printed Name
[**]
Title & Organization

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 2 of 6
Amendment 22	IBM Brocade Confidential

ATTACHMENT #1

PRODUCT UNIQUE ATTACHMENT #11, EFFECTIVE MARCH 12, 2013

1.0    PRODUCT DESCRIPTION

The initial Product offering is a Brocade 16Gb Fibre Channel Mezzanine Adapter that offers two ports that can operate at 4/8/16Gb speeds. Incorporated with the model is all Product code (e.g., Microcode and Programs), including firmware, drivers and bootcode, and any updates thereto delivered by Supplier.

The subsequent Product offering is a Brocade 16Gb Fibre Channel Mid-Mezzanine Adapter that offers four ports that can operate at 8/16Gb speeds. Incorporated with the model is all Product code (e.g., Microcode and Programs), including firmware, drivers and bootcode, and any updates thereto delivered by Supplier.

A complete listing of Products, part numbers and prices are listed in Attachment #6, as updated from time to time.

1.1    Additional Description of Products

Products must conform to the following specifications (including any subsequent revisions, as mutually agreed to between the parties), which are hereby incorporated by reference, and sold exclusively to IBM including providing supporting Services:

•	Brocade 16Gb Dual-Port Fibre Channel Mezzanine Adapter Product Requirements Document (“PRD”), filename “Brocade 16Gb FC Mezz Card for Beacon PRD 1.0.doc”, version 1.0 and any subsequent versions.

•	Brocade 16Gb Quad-Port Fibre Channel Mid-Mezzanine Adapter Product Requirements Document (“PRD”), filename “Brocade 16Gb Quad FC Mezz Card PRD 1.0.doc”, version 1.0 and any subsequent versions.

2.0    BUYER REQUESTED PRODUCT CHANGES

The parties agree that part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other Product specific terms not specifically addressed by this Agreement shall be determined pursuant to the following process: (i) Buyer will issue a RFQ and/or an EC request to Supplier for the affected Products, including relevant specifications and other requirements; (ii) Supplier shall respond to such RFQs and EC requests with a quote; (iii) If Buyer agrees to the Supplier quote, then Buyer will notify Supplier of its acceptance of such Supplier quote in writing or by the issuance of a revised WA and updates to Buyer's procurement internet portal. Such part numbers, relevant descriptions, Prices, delivery terms, Lead Times and other terms are incorporated herein by reference, and will not affect any of the other Products (not subject to change pursuant to this process) in any manner, unless a specific Product is identified in the RFQ and/or the EC as a replacement or change to an existing Product.

3.0    PROPRIETARY OWNERSHIP

3.1    Buyer Proprietary Ownership

Buyer retains all rights it has to the technology contained in the Buyer Software packaging and testing for Update Express Support Packages (USXP) as specified in Modular and Blade Systems Building Block Software Integration Guide under Buyer Proprietary ownership.

3.2    Seller's Proprietary Ownership

Except for the proprietary information provided by Buyer as listed in Section 3.1 above and any Buyer patents that may read on the implementation, Supplier retains all ownership rights it has in Products; this PUA transfers no ownership rights in Products to Buyer.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 3 of 6
Amendment 22	IBM Brocade Confidential

4.0    PART NUMBER UNIQUE TERMS

4.1    Product Price List and Description
See Attachment 6 to SOW #3, Consolidated Price List

4.2    Product Unit Terms and Repair Pricing
See Attachment 6 to SOW #3, Consolidated Price List

5.0    WA FLEXIBILITY

Number of Days prior to a WA Scheduled Delivery Date	Increase of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Cancellation of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)	Rescheduling of Product Quantity to a WA Scheduled Delivery Date (% of WA Quantity)
Less than [**] days	As mutually agreed upon	—	—
From [**] days to [**] days	[**]	[**]	[**]
From [**] days to [**] days	[**]	[**]	[**]
More than [**] days	[**]	[**]
While the above flexibility terms also apply to Pull Products, in the event the relevant Pull Profile has more favorable terms, then such more favorable terms shall take precedence.

6.0    SUPPLIER PRODUCT WITHDRAWAL

Supplier will provide Buyer with [**] days' written notice of its intent to withdraw any Product (“End of Life” or “EOL”) prior to the last date of manufacture of a Product. Buyer shall provide to Supplier a non-binding forecast for Products and FRUs [**] days from the receipt of Supplier's notice of End of Life. Buyer shall provide to Supplier a non-cancelable last-time buy WA for forecasted Products no later than [**] days prior to the End of Life date (last date of manufacture or sales/distribution date). Such Product purchases must be scheduled to ship no later than the End of Life date. However, Buyer shall provide to Supplier last-time buy purchase FRU forecast [**] days prior to the End of Life date (last date of manufacture or sales/distribution date) and shall provide a non-cancelable WA for [**] of the total last time buy FRU forecast. Such purchases which may be rescheduled will be delivered upon Buyer's request during the [**] year term. For delivery requests outside of the Notice Period or order requests after Buyer's last-time buy purchase has been placed, Supplier will review on a case-by-case basis Buyer's request(s).

7.0    SUPPLY OF PRODUCTS

Supplier shall deliver products as specified in WA/PO for forecasted orders. Notwithstanding any other provision of this Agreement (except force majeure), if due to a shortage Supplier is unable to deliver Products as specified, Supplier will notify Buyer of such inability to deliver Products along with an estimate of the duration of such shortage. If Supplier fails to correct such inability to supply Product or fails to develop a plan acceptable to Buyer, Buyer will have the right to cancel such POs or portions thereof by written notice. If Buyer cancels WA/PO, Buyer's only obligation is to pay for Products already delivered at the time of Buyer's cancellation notice.

8.0    COMMUNICATIONS

All communications between parties will be carried out through the following designated coordinators. All notices required in writing under this Agreement will be made to the appropriate contact listed below at the following addresses and will be effective upon actual receipt. Notices may be transmitted electronically, by registered or certified mail, or courier. All notices, with the exception of legal notices, may also be provided by facsimile.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 4 of 6
Amendment 22	IBM Brocade Confidential

8.1    Business Coordinators

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

8.2    Technical Coordinators

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
E-mail	[**]	E-mail	[**]

8.3    Legal Coordinators

All legal notices will be sent to the following addresses and will be deemed received (a) two (2) days after mailing if sent by certified mail, return receipt requested or (b) on the date confirmation is received if sent by facsimile transmittal, to the party set forth below.

SUPPLIER	Brocade Communications Systems Inc.	BUYER	IBM
Name	[**]	Name	[**]
Title	[**]	Title	[**]
Address	[**]	Address	[**]
Phone	[**]	Phone	[**]
Fax	[**]	Fax (Fax notice shall be valid only when verbal confirmation of receipt is obtained.)	[**]
E-mail	[**]	E-mail	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 5 of 6
Amendment 22	IBM Brocade Confidential

ATTACHMENT 6

PRODUCT PART NUMBERS AND PRICING

(see following pages)

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112	Page 6 of 6
Amendment 22	IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - Switch Modules

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
2GBit/sec Software Products (Refer to EOL section for Switch Module)
[**]	IB-3016TPM-01	Benchmark (Direct)	Performance Bundle (Performance Monitor and Trunking)	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016TRK-01	Benchmark (Direct)	ISL Trunking	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016PRF-01	Benchmark (Direct)	Advance Performance Monitor	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016EXF-01	Benchmark (Direct)	Extended Fabrics	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-FMG4-0000-M	Benchmark (Direct)	Fabric Manager v4.x	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016RSW-01	Benchmark (Direct)	Remote Switch Activation	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016SEC-01-M	Benchmark (Direct)	Advanced Security Activation	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016FLF-01	Benchmark (Direct)	Full SAN Scaling	[**]	[**]	[**]	[**]	[**]	[**]
2GBit/sec Software Products - Intel (Refer to EOL section for Switch Module)
[**]	IN-3016TPM-01	Benchmark (Direct)	Performance Bundle (Performance Monitor and Trunking)	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IN-3016TRK--01	Benchmark (Direct)	ISL Trunking	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 1
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - Switch Modules

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
[**]	IN-3016PRF-01	Benchmark (Direct)	Advance Performance Monitor	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IN-3016EXF-01	Benchmark (Direct)	Extended Fabrics	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IN-FMG4-0000-M	Benchmark (Direct)	Fabric Manager v4.x	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IN-3016RSW-01	Benchmark (Direct)	Remote Switch Activation	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IN-3016SEC-01-M	Benchmark (Direct)	Advanced Security Activation	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IN-3016FLF-01	Benchmark (Direct)	Full SAN Scaling	[**]	[**]	[**]	[**]	[**]	[**]
4GBit/sec Software & POD Products (Refer to EOL section for Switch Module)
[**]	IB-4020PD1-01	Benchmark (Direct)	10 Port POD (SW4020)	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-4020FWH-01	Benchmark (Direct)	Fabric Watch	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016TPM-01	Benchmark (Direct)	Performance Bundle (Performance Monitor and Trunking)	[**]
[**]	IB-3016TRK-01	Benchmark (Direct)	ISL Trunking	[**]
[**]	IB-3016PRF-01	Benchmark (Direct)	Advance Performance Monitor	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 2
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - Switch Modules

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
[**]	IB-3016EXF-01	Benchmark (Direct)	Extended Fabrics	[**]
[**]	IB-FMG5-0000-M	Benchmark (Direct)	Fabric Manager v5.x	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016SEC-01-M	Benchmark (Direct)	Advanced Security Activation	[**]
8GBit/sec Products (Brocade 8Gb Fibre Channel Switch Module)
[**]	IB-5470-0005-M	DIRECT and HUB LOCATIONS	ASM Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-5470-0002	DIRECT	FRU, Brocade 8Gb Switch Module, 20 Port	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-5470-0004-M	DIRECT and HUB LOCATIONS	ASM Switch Module, 10 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-5470-0001	DIRECT	FRU, Brocade 8Gb Switch Module, 10 Port	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-5470-0006-M	DIRECT and HUB LOCATIONS	ASM Enterprise Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-5470-0003	DIRECT	FRU, Enterprise Brocade 8Gb Switch Module, 20 Port	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 3
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - Switch Modules

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
16GBit/sec Products (Brocade 16Gb Fibre Channel Switch Module)
Brocade 16Gb FC Switch Module
[**]	IB-6547-0001-M	DIRECT and HUB LOCATIONS	IBM Flex System FC5022 16Gb SAN Scalable Switch 12-port	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-6547-0001	DIRECT and HUB LOCATIONS	FRU, IBM Flex System FC5022 16Gb SAN Scalable Switch 12-port	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-6547-0003-M	DIRECT and HUB LOCATIONS	IBM Flex System FC5022 24-port 16Gb ESB SAN Scalable Switch (Includes FW, APM, ISL, EF, AN, & SAO)	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-6547-0003	DIRECT and HUB LOCATIONS	FRU, IBM Flex System FC5022 24-port 16Gb ESB SAN Scalable Switch (Includes FW, APM, ISL, EF, AN, & SAO)	[**]	[**]	[**]	[**]	[**]	[**]
Optional Software (Features on Demand)
[**]	IB-EMBD12POD-01	FOD	12-port POD1	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-EMBD24POD-01	FOD	24-port POD2	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-EFODFW-01	FOD	Fabric Watch	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-EFODTRK-01	FOD	ISL Trunking	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 4
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - Switch Modules

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
Brocade 16Gb FC 24p Switch Module Bundle
[**]	IB-6547-0004-M	DIRECT and HUB LOCATIONS	Base Embedded switch 24-ports 16Gb; Includes qty-2 16Gb FC SFPs bundled	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-6547-0004	DIRECT and HUB LOCATIONS	FRU, Base Embedded switch 24-ports 16Gb; No SFP's	[**]	[**]	[**]	[**]	[**]	[**]

FCoE Switch Module
[**]	IB-8470-0001-M	DIRECT and HUB LOCATIONS	Brocade 10Gb CEE/FC High Speed Switch Module for IBM BladeCenter, 2x10G SFPs installed. Includes Accessory and Gasket kits. MUST be ordered in quantity of 5	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-8470-0001	DIRECT	FRU, 10Gb CEE/FC High Speed Switch Module, No SFP installed; single-pack	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-EMBD14POD-0001	DIRECT and HUB LOCATIONS	14-port Dynamic Ports On Demand (DPOD) Upgrade Kit. Includes qty-2 8Gb SWL SFP's. MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 5
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - Adapters

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
Brocade 4Gb FC Single & Dual port HBA for System x
[**]	IB-415-0000	Brocade 4Gb FC Single-port HBA for IBM System x; 3U bracket; 1x4G SWL SFP installed MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-415-0010	FRU for Brocade single-port 4GB FC HBA with 3U bracket attached, 1x4G SWL SFP installed and 1x2U bracket in clamshell, 5-pack, MUST be ordered in qty of 5 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-400-0001	Bracket, 2U, Single-port 4Gb; MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-425-0000	Brocade 4Gb FC Dual-port HBA for IBM System x; 3U bracket; 2x4G SWL SFP installed MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-425-0010	FRU for Brocade dual-port 4GB FC HBA with 3U bracket attached, 2x4G SWL SFP installed and 1x2U bracket in clamshell, 5-pack, MUST be ordered in qty of 5 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-400-0002	Bracket, 2U, Dual-port 4Gb; MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]	[**]	[**]
Brocade 8Gb FC Single & Dual port HBA for System x
[**]	IB-815-0000	Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; no documentation MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-815-0010	FRU Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; 1 x 2U bracket in clamshell MUST be ordered in quantity of 5 units	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 6
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - Adapters

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
[**]	IB-800-0001	Single port 2U bracket MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-825-0000	Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; no documentation MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-825-0010	FRU Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; 1 x 2U bracket in clamshell MUST be ordered in quantity of 5 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-800-0002	Dual port 2U bracket MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]	[**]	[**]
Brocade 16Gb Fibre Channel Host Bus Adapter
[**]	IB-1860-1F01	Brocade 16Gb FC Single-port HBA for IBM System x; 3U bracket; 1 x 16Gb SWL SFP installed MUST be ordered in quantities of 20 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-1860-1F00	FRU: Brocade 16Gb FC Single-port HBA for IBM System x; 3U bracket; 1 x 16Gb SWL SFP installed; 1 x 2U bracket in clamshell	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-1860-2F01	Brocade 16Gb FC Dual-port HBA for IBM System x; 3U bracket; 2 x 16Gb SWL SFPs installed MUST be ordered in quantities of 20 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-1860-2F00	FRU: Brocade 16Gb FC Dual-port HBA for IBM System x; 3U bracket; 2 x 16Gb SWL SFPs installed; 1 x 2U bracket in clamshell MUST be ordered in quantities of 5 units	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 7
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - Adapters

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
[**]	IB-1860-BRK1	Brocade Single-port Bracket, Low profile MUST be ordered in quantities of 140 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-1860-BRK2	Brocade Dual-port Bracket, Low profile MUST be ordered in quantities of 140 units	[**]	[**]	[**]	[**]	[**]	[**]
Brocade 16Gb Dual-Port Fibre Channel Mezzanine Adapter
[**]	IB-1867-2001	IBM Flex System FC5022 2-port 16Gb Adapter; Assembly; NO SFP's. MUST be ordered in quantities of 20	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-1867-2000	FRU; IBM Flex System FC5022 2-port 16Gb Adapter; NO SFP's.	[**]	[**]	[**]	[**]	[**]	[**]
Brocade 16Gb Fibre Channel Mid-Mezzanine Adapter
[**]	IB-1869-2001	IBM Flex System FC5024D 4-port 16Gb FC Adapter; NO SFPs. MUST be ordered in quantities of 20	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-1869-2000	FRU, IBM Flex System FC5024D 4-port 16Gb FC Adapter; NO SFPs.	[**]	[**]	[**]	[**]	[**]	[**]

Brocade 10Gb Dual-Port CNA FCoCEE Dual Port HBA for IBM System x
[**]	IB-1020-1000	Brocade 10Gb FCoCEE Dual port CNA, 3U bracket, NO SFPs installed; no documentation MUST be ordered in quantity of 20 units	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-1020-1010	FRU, 10Gb Dual-Port CNA with 3u bracket attached, NO SFPs installed, 2u bracket in clamshell; single FRU pack overpacked in multipack. MUST be ordered in quantity of 5 units.	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 8
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - Adapters

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
[**]	IB-1000-0002	Dual port 2u bracket (140pc bulk package) MUST be ordered in quantity of 140 units	[**]	[**]	[**]	[**]	[**]	[**]
Brocade 2-port Converged Network Adapter (CFFh) for IBM BladeCenter
[**]	IB-1007-0000	CFFh 2-port 10Gb Converged Enhanced Ethernet Expansion Card for IBM BladeCenter. MUST be ordered in quantity of 20 units.	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-1007-0010	FRU, CFFh 2-port 10Gb Converged Enhanced Ethernet Expansion Card; single-pack	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 9
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - Transceivers

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
4Gb TRANSCEIVERS
[**]	XIB-000191	FRU for Brocade 4Gb SFP+ Optical Transceiver	[**]	[**]	[**]	[**]	[**]	[**]
8Gb TRANSCEIVERS (Reference EOL Section for Transceivers)
[**]	IB-000293	Brocade P3 SFP+, SWL, 8G, 1-PACK, IBM System x	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-000293	FRU, P3 SFP+, SWL, 8G, 1-PACK, IBM System x	[**]	[**]	[**]	[**]	[**]	[**]
16Gb TRANSCEIVERS
[**]	IB-000292	Brocade SFP+, SWL, 16Gb, 1-PACK, IBM System x	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-000292	FRU, SFP+, SWL, 16Gb, 1-PACK, IBM System x	[**]	[**]	[**]	[**]	[**]	[**]
10Gb TRANSCEIVERS
[**]	IB-000180	Brocade 10G SR SFP+ (1-pack)	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-000180	FRU, Brocade 10G SR SFP+ (1-pack)	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 10
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - Repair - Switch Modules

Buyer P/N	Supplier P/N	Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
2GBit/sec Products (Brocade 2Gb Fibre Channel Switch Module) - END OF LIFE
[**]	IB-3016-0001-M	Option, FC Switch Module	[**]	[**]
[**]	XIB-3016-V200	CRU, Value Line Switch Module	[**]	[**]
[**]	IB-3016-0000-M	Asm, FC Switch Module	[**]	[**]
[**]	IB-3016-V201-M	Option, Value Line Module	[**]	[**]
[**]	IB-3016-V200-M	Asm, Value Line Module	[**]	[**]
[**]	IN-3016-0001	Option, FC Switch Module	[**]	[**]
[**]	XIN-3016-V200	CRU, Value Line Switch Module	[**]	[**]
[**]	IN-3016-V201-M	Option, Value Line Module	[**]	[**]
4GBit/sec Products (Brocade 4Gb Fibre Channel Switch Module) - END OF LIFE
[**]	IB-4020-0002-M	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]
[**]	XIB-4020-0002	CRU, FC Switch Module (20 port)	[**]	[**]
[**]	IB-4020-0001-M	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]
[**]	XIB-4020-0001	CRU, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]
8GBit/sec Products (Brocade 8Gb Fibre Channel Switch Module)
[**]	IB-5470-0004-M	ASM Switch Module, 10 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]
[**]	IB-5470-0005-M	ASM Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]
[**]	IB-5470-0006-M	ASM Enterprise Switch Module, 20 Port, Multi-pack; MUST be ordered in quantities of 10	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 11
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - REPAIR - SWITCH MODULES

Buyer P/N	Supplier P/N	Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
[**]	XIB-5470-0001	FRU, Brocade 8Gb Switch Module, 10 Port	[**]	[**]
[**]	XIB-5470-0002	FRU, Brocade 8Gb Switch Module, 20 Port	[**]	[**]
[**]	XIB-5470-0003	FRU, Enterprise Brocade 8Gb Switch Module, 20 Port	[**]	[**]
16GBit/sec Products (Brocade 16Gb Fibre Channel Switch Module)
[**]	IB-6547-0001-M	IBM Flex System FC5022 16Gb SAN Scalable Switch 12-port	[**]	[**]
[**]	XIB-6547-0001	FRU, IBM Flex System FC5022 16Gb SAN Scalable Switch 12-port	[**]	[**]
[**]	IB-6547-0003-M	IBM Flex System FC5022 24-port 16Gb ESB SAN Scalable Switch (Includes FW, APM, ISL, EF, AN, & SAO)	[**]	[**]
[**]	XIB-6547-0003	FRU, IBM Flex System FC5022 24-port 16Gb ESB SAN Scalable Switch (Includes FW, APM, ISL, EF, AN, & SAO)	[**]	[**]
[**]	IB-6547-0004-M	Base Embedded switch 24-ports 16Gb; Includes qty-2 16Gb FC SFPs bundled	[**]	[**]
[**]	XIB-6547-0004	FRU, Base Embedded switch 24-ports 16Gb; No SFP's	[**]	[**]
FCoE Switch Module
[**]	IB-8470-0001-M	Brocade 10Gb CEE/FC High Speed Switch Module for IBM BladeCenter, 2x10G SFPs installed. Includes Accessory and Gasket kits. MUST be ordered in quantity of 5	[**]	[**]
[**]	XIB-8470-0001	FRU, 10Gb CEE/FC High Speed Switch Module, No SFP installed; single-pack	[**]	[**]
*Repair Price applies only to Products sent to Supplier for Repair, which are not covered by the warranties in the Agreement.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 12
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - REPAIR - SWITCH MODULES

Buyer P/N	Supplier P/N	Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*

The following part numbers are to be used as replacements by Supplier when notified by Buyer that product has arrived "dead on arrival"

Buyer P/N	Supplier P/N	Description		Repair Price (USD)*
8GBit/sec Products (for DOA purposes ONLY - NOT orderable by buyer)
N/A	IB-5470-0001	Option Fiber Channel Switch Module, 10 Port		[**]
N/A	IB-5470-0002	Option Fiber Channel Switch Module, 20 Port		[**]
N/A	IB-5470-0003	Enterprise Switch Module, 20 Port		[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 13
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - REPAIR - ADAPTERS

Buyer Part Number	Supplier Part Number *	Product Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
Brocade 4Gb FC Single & Dual port HBA for System x *
[**]	XIB-415-0010	FRU for Brocade single-port 4GB FC HBA with 3U bracket attached, 1x4G SWL SFP installed and 1x2U bracket in clamshell, 5-pack, MUST be ordered in qty of 5 units	[**]	[**]
[**]	XIB-425-0010	FRU for Brocade dual-port 4GB FC HBA with 3U bracket attached, 2x4G SWL SFP installed and 1x2U bracket in clamshell, 5-pack, MUST be ordered in qty of 5 units	[**]	[**]
Brocade 8Gb FC Single & Dual port HBA for System x *
[**]	XIB-815-0010	FRU Single port, PCI Express 2.0 adapter, 3U bracket, 1 x 8G SWL SFP installed; 1 x 2U bracket in clamshell	[**]	[**]
[**]	XIB-825-0010	FRU Dual port, PCI Express 2.0 adapter, 3U bracket, 2 x 8G SWL SFP installed; 1 x 2U bracket in clamshell	[**]	[**]
Brocade 16Gb Fibre Channel Host Bus Adapter
[**]	IB-1860-1F01	Brocade 16Gb FC Single-port HBA for IBM System x; 3U bracket; 1 x 16Gb SWL SFP MUST be ordered in quantities of 20 units	[**]	[**]
[**]	IB-1860-2F01	Brocade 16Gb FC Dual-port HBA for IBM System x; 3U bracket; 2 x 16Gb SWL SFP MUST be ordered in quantities of 20 units	[**]	[**]
[**]	XIB-1860-1F00	FRU: Brocade 16Gb FC Single-port HBA for IBM System x; 3U bracket; 1 x 16Gb SWL SFP; 1 x 2U bracket in clamshell MUST be ordered in quantities of 5 units	[**]	[**]
[**]	XIB-1860-2F00	FRU: Brocade 16Gb FC Dual-port HBA for IBM System x; 3U bracket; 2 x 16Gb SWL SFP; 1 x 2U bracket in clamshell MUST be ordered in quantities of 5 units	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 14
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - REPAIR - ADAPTERS

Buyer Part Number	Supplier Part Number *	Product Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
Brocade 16Gb Dual-Port Fibre Channel Mezzanine Adapter
[**]	IB-1867-2001	IBM Flex System FC5022 2-port 16Gb Adapter; Assembly; NO SFP's. MUST be ordered in quantities of 20	[**]	[**]
[**]	XIB-1867-2000	FRU; IBM Flex System FC5022 2-port 16Gb Adapter; NO SFP's.	[**]	[**]
Brocade 16Gb Fibre Channel Mid-Mezzanine Adapter
[**]	IB-1869-2001	IBM Flex System FC5024D 4-port 16Gb FC Adapter; NO SFPs. MUST be ordered in quantities of 20	[**]	[**]
[**]	XIB-1869-2000	FRU, IBM Flex System FC5024D 4-port 16Gb FC Adapter; NO SFPs.	[**]	[**]
* Products listed are replacement only as covered by the warranties in the agreement.
Buyer Part Number	Supplier Part Number *	Product Description	TAT (In warranty or out of warranty repair	Repair Price (USD)*
Brocade 10Gb Dual-Port CNA FCoCEE Dual Port HBA for IBM System x*
[**]	XIB-1020-1010	FRU, 10Gb Dual-Port CNA with 3u bracket attached, No SFP installed, 2u bracket in clamshell; single FRU pack overpacked in multipack. MUST be ordered in quantity of 5 units.	[**]	[**]
[**]	XIB-000180	FRU, Brocade 10G SR SFP+ (1-pack)	[**]	[**]
Brocade 2-port Converged Network Adapter (CFFh) for IBM BladeCenter
[**]	IB-1007-0000	CFFh 2-port 10Gb Converged Enhanced Ethernet Expansion Card for IBM BladeCenter. MUST be ordered in quantity of 20 units.	[**]	[**]
[**]	XIB-1007-0010	FRU, CFFh 2-port 10Gb Converged Enhanced Ethernet Expansion Card; single-pack	[**]	[**]
* Products listed are replacement only as covered by the warranties in the agreement.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 15
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - REPAIR - ADAPTERS

Buyer Part Number	Supplier Part Number *	Product Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*

The following part numbers are to be used as replacements by Supplier when notified by Buyer that product has arrived "dead on arrival"

Buyer P/N	Supplier P/N	Description		Repair Price (USD)*
Brocade 16Gb Dual-Port Fibre Channel Mezzanine Adapter (for DOA purposes only - NOT orderable by buyer)
N/A	IB-1867-2000	IBM Flex System FC5022 2-port 16Gb Adapter; Assembly	[**]	[**]
Brocade 16Gb Fibre Channel Host Bus Adapter (for DOA purposes only - NOT orderable by buyer)
NA	IB-1860-1F00	Brocade 16Gb FC Single-port HBA for IBM System x, 1-pack; Includes 1 x 16Gb SWL SFP	[**]	[**]
NA	IB-1860-2F00	Brocade 16Gb FC Dual-port HBA for IBM System x, 1-pack; Includes qty-2 x 16Gb SWL SFP's	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 16
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - REPAIR - TRANSCEIVERS

Buyer Part Number	Supplier Part Number *	Product Description	TAT (In warranty or out of warranty repair)	Repair Price (USD)*
4Gb TRANSCEIVERS
[**]	XIB-000191	FRU for Brocade 4Gb SFP+ Optical Transceiver	[**]	[**]
8Gb TRANSCEIVERS
[**]	IB-000150	Brocade 8Gb P3 SWL SFP, 1-pack	[**]	[**]
[**]	XIB-000150	FRU, 8Gb P3 SWL SFP (single pack) Brocade 8Gb Shortwave length SFP module, 1-pack	[**]	[**]
[**]	IB-000293	Brocade P3 SFP+, SWL, 8G, 1-PACK, IBM System x	[**]	[**]
[**]	XIB-000293	FRU, P3 SFP+, SWL, 8G, 1-PACK, IBM System x	[**]	[**]
16Gb TRANSCEIVERS
[**]	IB-000292	Brocade SFP+, SWL, 16Gb, 1-PACK, IBM System x	[**]	[**]
[**]	XIB-000292	FRU, SFP+, SWL, 16Gb, 1-PACK, IBM System x	[**]	[**]
10Gb TRANSCEIVERS
[**]	IB-000180	Brocade 10G SR SFP+ (1-pack)	[**]	[**]
[**]	XIB-000180	FRU, Brocade 10G SR SFP+ (1-pack)	[**]	[**]
* Products listed are replacement only as covered by the warranties in the agreement.

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 17
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - END OF LIFE PRODUCTS ONLY (SWITCH MODULES)

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU)
2GBit/sec Products (Brocade 2Gb Fibre Channel Switch Module) - END OF LIFE
[**]	IB-3016-0001-M	HUB LOCATIONS: - Hungary - Guadalajara IIPC (Direct)	Option, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-3016-V200	Mechanicsburg (Direct)	CRU, Value line FC Switch Module	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016-0000-M	TBD	Asm, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, and Web Tools	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016-V201-M	HUB LOCATIONS: - Hungary - Guadalajara IIPC (Direct)	Option, Value Line Module	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-3016-V200-M	TBD	Asm, Value Line Module	[**]	[**]	[**]	[**]	[**]	[**]
2GBit/sec Products (Brocade 2Gb Fibre Channel Switch Module / INTEL) - END OF LIFE
[**]	IN-3016-0001-M	IIPC (Direct)	Option, FC Switch Module, includes Fabric OS, Fabric Watch, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIN-3016-V200	IIPC (Direct)	CRU, Value line FC Switch Module	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IN-3016-V201-M	IIPC (Direct)	Option, Value Line Module	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 18
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - END OF LIFE PRODUCTS ONLY (SWITCH MODULES)

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU)
4GBit/sec Products (Brocade 4Gb Fibre Channel Switch Module) - END OF LIFE
[**]	IB-4020-0002-M	HUB LOCATIONS: - Hungary - Guadalajara May 1, 2008 Add: - China DIRECT: Dublin, Rochester, & IBM International Holdings B.V. Singapore Branch	Option, FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-4020-0004-M	HUB LOCATIONS: - Hungary - Guadalajara May 1, 2008 Add: - China DIRECT: Dublin, Rochester, & IBM International Holdings B.V. Singapore Branch	Multi-pack of FC Switch Module (20 port), includes Fabric OS, Advance Zoning, Web Tools; NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-4020-0002	Mechanicsburg (Direct)	CRU, FC Switch Module (20 port)	[**]	[**]	[**]	[**]	[**]	[**]
[**]	IB-4020-0001-M	HUB LOCATIONS: - Hungary - Guadalajara May 1, 2008 Add: - China DIRECT: Dublin, Rochester, & IBM International Holdings B.V. Singapore Branch	Option, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 19
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - END OF LIFE PRODUCTS ONLY (SWITCH MODULES)

Buyer Part Number	Supplier Part Number *	Fulfillment locations (if required) *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU)
[**]	IB-4020-0003-M	HUB LOCATIONS: - Hungary - Guadalajara May 1, 2008 Add: - China DIRECT: Dublin, Rochester, & IBM International Holdings B.V. Singapore Branch	Multi-pack of FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools, NO ship group; MUST be ordered in quantity of 10	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-4020-0001	Mechanicsburg -Direct	CRU, FC Switch Module (10 port), includes Fabric OS, Advance Zoning, Web Tools and ship group	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 20
Amendment 22 - Attachment 6    IBM Brocade Confidential

Base Agreement #4999RO0015 Statement of Work #4903RL1112 (SOW 3) AMENDMENT 22 - ATTACHMENT 6 Date: MARCH 13, 2013 - FINAL PRODUCT PRICE LIST AND DESCRIPTION - END OF LIFE PRODUCTS ONLY (TRANSCEIVERS)

Buyer Part Number	Supplier Part Number *	Product Description	Unit Price of Product	Ship group adder	Freight	**Software Maintenance	Direct Price (FCA)	Hub Price (DDU) DDU Incoterms 2000 = DAP Incoterms 2010
8Gb TRANSCEIVERS
[**]	IB-000150	Brocade 8Gb P3 SWL SFP, 1-pack	[**]	[**]	[**]	[**]	[**]	[**]
[**]	XIB-000150	FRU, 8Gb P3 SWL SFP (single pack) Brocade 8Gb Shortwave length SFP module, 1-pack	[**]	[**]	[**]	[**]	[**]	[**]

[**] Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Goods Agreement #ROC-P-68; Statement of Work #4903RL1112    Page 21
Amendment 22 - Attachment 6    IBM Brocade Confidential